As filed with the Securities and Exchange Commission on June 5, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8977

Genworth Financial Asset Management Funds
(Exact name of registrant as specified in charter)

16501 Ventura Blvd., Suite 201, Encino, CA 91436-2007
(Address of principal executive offices) (Zip code)

Regina M. Fink, 16501 Ventura Blvd., Ste 201, Encino, CA 91436
(Name and address of agent for service)

(818) 528-3700
Registrant's telephone number, including area code

Date of fiscal year end: 9/30

Date of reporting period:  3/31/07

Item 1. Report to Stockholders.

Genworth
Financial

GENWORTH FINANCIAL CONTRA FUND

SEMI-ANNUAL REPORT | MARCH 31, 2007

Genworth Financial Asset Management Funds

(Unaudited)

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

WHAT’S INSIDE

Letter from the President	1

Fund at a Glance	4

Fund Expenses	5

Schedule of Investments	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

LETTER FROM THE PRESIDENT

Dear Shareholder,	April 30, 2007

Following is the semi-annual report for the Genworth Financial Contra Fund (“Fund” or “Contra Fund”) for the six months ending March 31, 2007. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s prevailing economic and market conditions, and the Fund’s performance over the last six months. We hope you find this report to be useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against declines in the value of certain equity assets managed by Genworth Financial Asset Management, Inc. (“GFAM”) for its private clients. GFAM also acts as investment adviser to the Contra Fund. GFAM analyzes various mutual funds and direct securities held by certain clients and perform a statistical analysis of the characteristics of these securities at an individual security and/or portfolio level.

Based on this analysis, GFAM determines a composite portfolio, which it calls the Equity Benchmark, and provides instructions to Credit Suisse Asset Management, LLC (“CSAM”), the Fund’s Sub-Adviser, as to the level and nature of the downside protection—or “contra” holdings—specifically designed to serve as a counterbalance for the Equity Benchmark. CSAM uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Fund generally will increase when the value of the Equity Benchmark declines beyond predetermined levels. Conversely, when the value of the Equity Benchmark increases, the value of your investment in the Fund generally will decrease.

Since the Contra Fund is designed to behave contrary to the broad-based stock market, GFAM uses the Fund in its Actively Managed Protection (“AMP”) service, available to its private clients, by allocating a small portion of the account of each AMP client to the purchase of Contra Fund shares. The Contra Fund is not publicly available nor is it intended to serve as a complete investment program.

Market Overview

With only a few minor exceptions, stock markets around the world showed positive returns for the fourth quarter of 2006. The U.S. economy was well into the sixth year of its expansion. Housing was in recession, manufacturing was expanding but at a slower pace, while services continued as a major source of growth. Through 2006 the housing recession showed little effect on the overall economy beyond its own sector and the diminished house price inflation showed little impact on the consumer’s overall spending.

During most of the fourth quarter, investors’ emphasis shifted from inflation concerns and the potential negative impact of the unfolding housing recession to the prospective growth rate of the overall economy and to a couple of other phenomena; the rapid growth of global liquidity arising from continued expansion of corporate profits and the redeployment of overseas holdings of U.S. dollars into other investments.

In the background, the price of oil was essentially unchanged over 2006 after a precipitous fall in the fourth quarter. Despite the uncertainties of the Fed’s next step, the prospect of slower economic growth, the risk of the Chinese selling all their Treasury bonds, Iran, Iraq,

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etc., economic growth remained positive and the price of oil had stopped rising. This set a positive tone to start 2007 and lent strong support to the argument that the economy was merely in a mid-cycle slowdown.

During the first quarter of 2007, U.S. stock prices showed little change amid a significant increase in volatility. The quarter got off to a positive start, as oil prices fell sharply during the first two weeks of January, easing inflation concerns. Despite a subsequent rebound in oil prices and indications that first-quarter earnings might be weaker than forecast, stocks generally continued to advance, with minor retreats, until the second-to-last day of February. At that point the market contracted, and most of the widely followed stock indexes suffered one-day losses of more than 3%. Investors drove the market down in reaction to a sharp drop in the Chinese stock market, a weak U.S. durable goods report and a statement by former Federal Reserve Board Chairman Alan Greenspan that a recession was possible, though not likely, later in the year. However, the market rallied in March, triggered in part by hopes that a Fed interest rate cut might be sooner than many previously believed. Despite the advances in March, most domestic stock indexes struggled to get into positive territory for the overall quarter - with the DJIA declining slightly.

Aside from the vulnerability of sub-prime lenders and homebuilders, investors pondered the broader issue of whether the weakness in housing might eventually drag the rest of the economy into a recession. On that point, Fed chairman Ben Bernanke recently warned the Joint Economic Committee of Congress that "the correction in the housing market could turn out to be more severe than we currently expect, perhaps exacerbated by problems in the sub-prime sector." At the same time, Bernanke reassured Congress that the weakness in housing and in some parts of manufacturing had not yet spilled over to the rest of the economy "to any significant extent."

Fund Overview

The decline in the Fund during the six month reporting period can be attributed primarily to the increased value in the equity markets and to the premiums paid for options and is consistent with the objective and design of the Contra Fund

The strategy implemented for the Fund during the fourth quarter of 2006 and the first quarter of 2007 involved the purchase of put optionsi. The strategy involved the purchase of out-of the-money put optionsii on the Russell 2000 Indexiii and S&P 500 Indexiv. If markets were to appreciate, remain unchanged or even decline to a level that was above the strike price, the cost borne would be the premium paid for these securities. Since the overall returns in the market have been positive since September 2006, the Fund experienced negative performance. This decline in value affected that typically small portion of client assets allocated to Fund shares.

It is our expectation that, if the equity markets continue to increase in value as has been experienced over the six-month reporting period, the value of the Fund will continue to decline. Based on its current structure, we would anticipate that the value of the Fund would only appreciate if the markets decline significantly. This performance would be consistent with the Fund’s objective and its role in GFAM’s Actively Managed Protection service.

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Fund Performance

For the six-month period ended March 31, 2007, the Genworth Financial Contra Fund returned a negative 96.97%. Over the same period, the S&P 500 Index returned a positive 6.36%. The Fund is designed to increase in value when the broad-based stock market declines in value and decrease in value when the market gains in value. Consequently, the Fund had a negative return for the period as the equity markets appreciated.

Thank you for your investment in the Genworth Financial Contra Fund. We look forward to continuing to serve your investment needs in the future.

Sincerely,

Gurinder S. Ahluwalia
President, Genworth Financial Asset Management, Inc.

The views of the Fund’s Adviser are as of the date of this letter and the Fund holdings described in this document are as of March 31, 2007; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities. In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investment portfolio. These statements are subject to risks and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund’s Adviser has no obligation to update or revise forward-looking statements. The information provided in this letter by the Adviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund is non-diversified and may invest in derivatives, such as options and futures, which can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.
ii	“Out-of-the-money” put options are those whose predetermined exercise prices are lower than the underlying stock or index’s current market value.
iii	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

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*    As a percentage of total investments.  Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2006, and held for the six months ended March 31, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenes that you paid over the period.  To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return (1)

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio(2)	the Period(2)
Genworth Financial
Contra Fund	$1,000.00	$30.30	1.75%	$4.50

(1)	For the six months ended March 31, 2007.
(2)	Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio(2)	the Period(2)

Genworth Financial
Contra Fund	$1,000.00	$1,016.19	1.75%	$8.81

(1)	For the six months ended March 31, 2007.
(2)	Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

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Schedule of Investments	March 31, 2007 (Unaudited)

CONTRACTS		SECURITY	VALUE
PURCHASED OPTIONS — 81.9%
	Russell 2000 Index:
2,900	Put @ 740, Expire 6/07		$3,175,500
	S&P 500 Index:
11,000	Put @ 1,325, Expire 6/07		11,550,000
	TOTAL PURCHASED OPTIONS		14,725,500

FACE
AMOUNT
SHORT-TERM INVESTMENTS — 17.7%
	Time Deposit:
3,076,000	State Street, Due 4/2/07, 2.80%	3,076,000
	U.S. Treasury Bill:
100,000	Due 6/21/07	98,910
	TOTAL SHORT-TERM INVESTMENTS	3,174,910
	TOTAL INVESTMENTS — 99.6%
	(Cost — $29,266,073*)	17,900,410
	Other Assets in Excess of Liabilities — 0.4%	72,080
	TOTAL NET ASSETS — 100.0%	$17,972,490
*Aggregate cost for Federal income tax purposes is $29,266,073.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	March 31, 2007 (Unaudited)

ASSETS:
Investments, at value (Cost - $26,091,181)	$14,725,500
Short-term investments, at value (Cost - $3,174,892)	3,174,910
Cash	635
Accrued income	478
Receivable for Fund shares sold	61,605
Receivable from Manager	50,906
Prepaid Expenses	23,356
Total Assets	18,037,390
LIABILITIES:
Payable to Trustees	8,985
Payable to other affiliates	11,530
Payable for Fund shares reacquired	44,385
Total Liabilities	64,900
Total Net Assets	$17,972,490
NET ASSETS:
Par value of capital shares	$2,865
Capital paid in excess of par value	361,140,664
Accumulated net investment income	10,075
Accumulated net realized loss from investment transactions and options	(331,815,451)
Net unrealized depreciation on investments and options	(11,365,663)
Total Net Assets	$17,972,490
Shares Outstanding	2,865,421
Net Asset Value, Per Share	$6.27

See Notes to Financial Statements.

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Statement of Operations	March 31, 2007 (Unaudited)

For the Six Months Ended March 31, 2007

INVESTMENT INCOME:
Interest		$113,886
EXPENSES:
Management fee	71,179
Administration, accounting services, transfer agency,
and shareholder services fee	46,967
Audit and Legal	54,384
Trustees' fees	19,945
Shareholder communications	34,904
Registration fees	19,218
Compliance program fees	7,480
Custody	4,787
Other	4,305
Total Expenses	263,169
Less: Fees waived and expenses
reimbursed by Manager	(159,362)
Net Expenses		103,807
Net Investment Income		10,079
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net Realized Loss From Investment
Transactions and Options		(37,144,261)
Net Change in Unrealized Depreciation
on Investments and Options		(5,341,954)
Net Realized and Unrealized Loss
on Investments and Options		(42,486,215)
Decrease in Net Assets From Operations		$(42,476,136)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	For the
	Six Months	For the
	Ended	Year
	March 31,	Ended
	2007	September 30,
	(unaudited)	2006
OPERATIONS:
Net investment income	$10,079	$142,654
Net realized loss	(37,144,261)	(34,367,162)
Net change in unrealized depreciation	(5,341,954)	(2,317,734)
Decrease in Net Assets From Operations	(42,476,136)	(36,542,242)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(142,658)	—
FUND SHARE TRANSACTIONS (Note 5):
Proceeds from sale of shares	41,150,497	48,264,631
Net asset value of shares issued in
reinvestment of distributions to shareholders	142,658	—
Cost of shares reacquired	(2,364,768)	(2,594,740)
Increase in Net Assets From Fund
Share Transactions	38,928,387	45,669,891
Increase/(Decrease) in Net Assets	(3,690,407)	9,127,649
NET ASSETS:
Beginning of period	21,662,897	12,535,248
End of period	$17,972,490	$21,662,897
Accumulated net investment income	$10,075	$142,654

See Notes to Financial Statements.

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Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30,unless otherwise noted:

GENWORTH FINANCIAL CONTRA FUND(1)
	2007(3)(4)		2006	2005(2)	2004	2003	2002
Net Asset Value,Beginning of Period	$209.00		$3,109.00	$5,000,000.00	$991,000,000.00	$5,135,000,000.00	$5,035,000,000.00
Income /(Loss) From Operations:
Net investment income/(loss)	0.00	*	4.00	(0.00)*	(0.00)*	(12,000,000.00)	(31,000,000.00)
Reprocessing adjustment	—		133.00 (7)	—	—	—	—
Net realized and unrealized gain/(loss)	(201.73)		(3,037.00)	(4,996,891.00)	(986,000,000.00)	(2,271,000,000.00)	1,824,000,000.00

Total Income/(Loss) From Operations	(201.73)		(2,900.00)	(4,996,891.00)	(986,000,000.00)	(2,283,000,000.00)	1,793,000,000.00

Less Distributions From:
Net investment income	(1.00)		—	—	—	—	—
Net realized gains	—		—	—	—	(1,861,000,000.00)	(1,693,000,000.00)

Total Distributions	(1.00)		—	—	—	(1,861,000,000.00)	(1,693,000,000.00)

Net Asset Value,End of Period	$6.27		$209.00	$3,109.00	$5,000,000.00	$991,000,000.00	$5,135,000,000.00

Total Return	(96.97	)%(5)	(94.52)%	(99.94)%	(99.50)%	(48.83)%	95.70%

Net Assets,End of Period	$17,972,490		$21,662,897	$12,535,248	$17,838,409	$86,351,888	$165,882,092

Ratios to Average Net Assets:
Net Expenses	1.75	%(6)	1.75%	1.75%	1.75%	1.51%	1.72%
Expenses before voluntary
expense reimbursement	4.44	%(6)	3.98%	5.05%	1.85%	1.51%	1.72%
Net investment income/(loss)	0.17	%(6)	0.91%	(0.94)%	(0.79)%	(0.79)%	(1.14)%

Portfolio turnover rate	0%		0%	0%	0%	0%	0%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	During the year ended September 30, 2005, the Fund effected the following reverse stock splits: (i) October
6, 2004 1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000.
All historical per share information has been retroactively adjusted to reflect these reverse stock split.
(3)	During the six months ended March 31, 2007, the Fund effected the following reverse stock split: February
20, 2007 1 for 100. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(4)	For the six months ended March 31, 2007 (unaudited).
(5)	Not annualized.
(6)	Annualized.
(7)	Represents processing adjustment impacting net assets and shares outstanding. Total return based on revised amounts. See Note 2.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

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Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Genworth Financial Contra Fund (“Fund”), a separate investment fund of the Genworth Financial Asset Management Funds (“Trust”), a Delaware statutory trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On October 20, 2006, the shareholders of the Fund voted to change the Fund from a diversified fund to a non-diversified fund.

The Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with Genworth Financial Trust Company. The Fund is available only to certain private advisory clients of Genworth Financial Asset Management, Inc., and represents only a small portion of clients’ overall portfolios.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”).  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.  Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price (NOCP)) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations.  If there are no such quotations, the value of these securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time).  Stock index options will be valued at the mean between the bid and asked quotations.  The times referenced above are referred to as “Valuation Times.”  The Fund values its securities and other holdings based on market quotations or, where market quotations are not readily available or are

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Notes to Financial Statements (continued)

believed not to reflect market value, as reflected by exchanges, at Valuation Times, based on fair value as determined in good faith using consistently applied procedures established by the Fund’s Board.  The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset.  Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect the investments’ value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  We have not completed the process of evaluating the impact that will result from adopting SFAS 157.  The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(b) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option.  When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid.  When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the

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Notes to Financial Statements (continued)

premium originally received.  When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(c) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest.  To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral.  If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives.  Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts.  Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.  When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.  The Fund enters into such contracts typically to hedge a portion of the portfolio.  Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged.  In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(e) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date.  Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.  Gains or losses on the sale of investments are calculated by using the specific identification method.

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Notes to Financial Statements (continued)

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year.  Therefore, no federal income tax provision is required.  Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

2.  Management Agreement, Administration Agreement, and Other Transactions

Genworth Financial Asset Management, Inc. (“Manager”), acts as the Fund’s investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets.  This fee is calculated daily and paid monthly. During the six months ended March 31, 2007, the Manager voluntarily waived $71,179 of management fees and reimbursed $88,183 of other operating expenses of the Fund in order to limit the annual operating expenses of the Fund to 1.75%.

Integrated Investment Services, Inc. (“Integrated”) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Fund. For these services, Integrated receives an annual fee, paid monthly, from the Fund. Fees earned by Integrated for the six months ended March 31, 2007 can be found under the caption “Administration, accounting services, transfer agency and shareholder services fee” on the Statement of Operations. Services performed by Integrated were transitioned to U.S. Bancorp Fund Services, LLC effective April 2, 2007.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”).  Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund.  The Manager, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets.

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Notes to Financial Statements (continued)

Capital Brokerage Corporation acts as the Fund’s distributor and is an affiliate of Genworth Financial Contra Fund.

Under the terms of the Compliance Services Agreement between the Fund and Integrated, Integrated provides certain compliance services to the Fund, including developing and assisting in implementing a compliance program for Integrated on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.

Reprocessing Adjustment

On March 6, 2006, the Fund reprocessed all historical shareholder transactions dating back to June 17, 2005 to reflect the correction of an error related to the recording of an investment transaction.  In accordance with the Fund’s policies, all subscriptions, redemptions, and reverse stock split transactions were retroactively reprocessed on a daily basis to determine any effect from the error on the net asset value and from shareholder activity on each day. As a result, investments were increased by $350,846, receivable for fund shares sold increased by $185,244, shares outstanding decreased by 200,405 and NAV increased by $1.33 when the correcting entry was made.  This also resulted in a direct reimbursement of $18,844 by the Manager to shareholders negatively affected as a result of shareholder transactions during the period.  The Fund also determined the impact of this error on the historical reported total return for the fiscal year ended September 30, 2005 to be 0.01%.

3.  Investments

During the six months ended March 31, 2007, the Fund did not write any option contracts.

16 Genworth Financial Asset Management Funds | 2007 Semi-Annual Report

Notes to Financial Statements (continued)

4.  Reverse Stock Splits

During the year ended September 30, 2005, the Fund’s shares were adjusted to reflect three reverse stock splits.  The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value.  The reverse stock splits were as follows:

		Net Asset	Net Asset	Shares	Shares
		Value Before	Value After	Outstanding	Outstanding
Date	Rate	Split	Split	Before Split	After Split
10/06/04	1 for 100	$0.03	$ 3.14	352,335,196	3,523,352
06/03/05	1 for 10	$0.01	$ 0.13	96,265,031	9,626,503
09/12/05	1 for 1,000	$0.04	$40.48	395,367,388	395,367

During the six months ended March 31, 2007, the Fund’s shares were adjusted to reflect one reverse stock split.  The effect of the reverse stock split was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value.  The reverse stock split was as follows:

		Net Asset	Net Asset	Shares	Shares
		Value Before	Value After	Outstanding	Outstanding
Date	Rate	Split	Split	Before Split	After Split
2/21/07	1 for 100	$0.12	$ 12.00	26,550,187	265,502

5.  Capital Shares

At March 31, 2007, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share.  Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

17 Genworth Financial Asset Management Funds | 2007 Semi-Annual Report

Notes to Financial Statements (continued)

Transactions in shares of the Fund were as follows:

	Six Months
	Ended	Year Ended
	March 31,	September 30,
	2007	2006
Beginning Shares	10,347,760	403,207
Shares sold	20,848,154	11,268,728
Net share reduction due to reprocessing adjustment	—	(200,405)
Net share reduction due to 1 for 100 reverse stock split	(26,284,685)	—
Shares reacquired	(2,045,808)	(1,123,770)
Ending Shares	2,865,421	10,347,760

6.  Federal Income Tax Information & Distributions to Shareholders

The Fund made no distributions during the fiscal years ended September 30, 2006 and 2005.

The following information is computed on a tax basis for each item as of September 30, 2006:

Federal tax cost of securities	$27,645,824
Gross unrealized appreciation	$1,568
Gross unrealized depreciation	—
Net unrealized appreciation	1,568
Undistributed ordinary income	142,654
Capital loss carryforward	(261,592,295)
Post-October losses	(39,104,172)
Total accumulated deficit	$(300,552,245)

As of September 30, 2006, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires September 30,
$ 40,176,801	2011
52,475,216	2012
132,807,254	2013
36,133,024	2014

As of March 31, 2007, the Fund’s Federal tax cost of securities was $29,266,073 resulting in net unrealized depreciation of $11,365,663 derived from $18 of gross unrealized appreciation less $11,365,681 of gross unrealized depreciation.

18 Genworth Financial Asset Management Funds | 2007 Semi-Annual Report

Notes to Financial Statements (continued)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns.  FIN 48 requires that the tax effects of a position be recognized only if it is “more-likely-than-not” to be sustained based solely on its technical merits. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  Management is in the process of determining the impact of adoption.

7.  Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

19 Genworth Financial Asset Management Funds | 2007 Semi-Annual Report

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Genworth Financial Asset Management Funds

Genworth Financial Contra Fund

The Fund is a separate investment fund of the Genworth Financial Asset Management Funds, a Delaware statutory trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund's portfolio does not hold securities entitled to cast proxy votes; the Fund therefore does not maintain a proxy-voting policy. The Fund has no information to make available on how the Fund voted proxies.

This report is submitted for the general information of the shareholders of the Genworth Financial Asset Management Funds — Genworth Financial Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR
Capital Brokerage Corporation
(dba Genworth Financial
Brokerage Corporation in Indiana)
6620 West Broad Street
Building 2
Richmond, VA 23230
Member NASD/SIPC

INVESTMENT ADVISER
GENWORTH FINANCIAL
ASSET MANAGEMENT, INC.
16501 Ventura Blvd., Suite 201
Encino, CA 91436

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund's Trustees, is available, without charge, upon request to Genworth Financial Asset Management, Inc., at 1-800-238-0810.

CONTRA_SEMI-ANNUAL 033107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

This information, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable for semi-annual reports.
(a)(2) Certifications required by Item 11(a) of Form N-CSR are filed herewith.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Genworth Financial Asset Management Funds, Inc

By (Signature and Title)*  /s/ Gurinder Ahluwalia
Gurinder Ahluwalia, President

Date           May 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gurinder Ahluwalia
 Gurinder Ahluwalia, Principal Executive Officer

Date           May 25, 2007

By (Signature and Title)*   /s/ Ronald Link
 Ronald A. Link, Chief Financial Officer

Date           May 25, 2007

* Print the name and title of each signing officer under his or her signature.